PLAN OF MERGER

         PLAN OF MERGER dated this 3rd day of May, 1996 (the "Plan of Merger") by and among PALOMAR MEDICAL TECHNOLOGIES, INC., a Delaware corporation ("Palomar"), TTI ACQUISITION CORP., an Arizona corporation and a wholly-owned subsidiary of Palomar ("Sub"), and TISSUE TECHNOLOGIES, INC., an Arizona corporation ("TTI");

                          W I T N E S S E T H   T H A T:

         WHEREAS, the parties hereto desire to enter into an agreement providing for the merger of Sub into TTI; and

         WHEREAS, the authorized capital stock of Sub consists of 1,000 shares of Common Stock, $.01 par value per share, all of which are issued, outstanding and owned beneficially and of record by Palomar.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby covenant and agree as follows:

         A. The Merger. At the Effective Time of the Merger (as such term is defined below), in accordance with the provisions of applicable law and the terms of this Plan of Merger, Sub will be merged with and into TTI with TTI surviving the Merger as the surviving corporation.

         B. Effective Time of the Merger. The Merger shall not become effective until, subject to the terms and conditions of this Plan of Merger, 5:00 o'clock p.m. Rocky Mountain Time on the day on which this Plan of Merger is filed with the Arizona Corporation Commission of the State of Arizona and when the following actions shall have in all respects been completed:

                  1. This Plan of Merger shall have been approved and adopted by the Board of Directors of Palomar, by Palomar as sole shareholder of Sub and by the holders of not less than 95% of the shares of TTI's Common Stock in accordance with applicable law and TTI's Articles of Incorporation and By-laws; and

                  2. Articles of Merger (which shall be satisfactory in form to counsel for each of the parties) or certified copies of this Plan of Merger shall have been executed and verified and filed in the office of the Arizona Corporation Commission of the State of Arizona.

The date and time when the Merger shall become effective as set forth in this Paragraph B is referred to as "Effective Time of the Merger".





         C.      Certificates of Incorporation, By-laws, Directors and Officers.

                  1. The Articles of Incorporation of TTI as in effect immediately prior to the Effective Time of the Merger shall be the Articles of Incorporation of TTI from and after the Effective Time of the Merger until further amended in accordance with the laws of the State of Arizona.

                  2. The By-laws of TTI as in effect immediately prior to the Effective Time of the Merger shall be the By-laws of TTI from and after the Effective Time of the Merger until further amended in accordance with the laws of the State of Arizona, the Articles of Incorporation and the By-laws of TTI.

                  3. The directors and officers of TTI from and after the Effective Time of the Merger shall be as set forth below, and each shall hold his respective office or offices from and after the Effective Time of the Merger until his successor shall have been elected and qualified or as otherwise provided in the By-laws of TTI.

Directors

                  Mario Barton
                  Steven Georgiev
                  Joseph E. Levangie
                  Steve Osman
                  Michael Smotrich

Officers

                  Steve Osman                        President
                  Joseph P. Caruso                   Treasurer
                  David A. Broadwin                  Secretary
                  Joseph P. Caruso                   Assistant Secretary

         D.       Manner and Basis of Converting Securities.

                  1. At the  Effective  Time of the  Merger of Sub with and into
TTI:

                           a. each share of the common stock, $.01 par value per
share, of Sub ("Sub Common Stock"), issued and outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one fully paid and non-assessable share of common stock, no par value per share, of TTI ("TTI Common Stock");

                           b.  each  share  of  TTI  Common   Stock  issued  and
outstanding immediately prior to the Effective Time of the Merger, by virtue of the Merger and without

                                      -2-


any action on the part of the holder thereof, shall be converted into the right to receive 1.232577 shares of the common stock, $.01 par value per share, of Palomar ("Palomar Common Stock"); and

                           c.  each  share  of  TTI  Common  Stock  held  in the
treasury of TTI prior to the Effective Time of the Merger shall be cancelled.

                  2. From and after the Effective Time of the Merger, the holders of certificates representing shares of Sub Common Stock and TTI Common Stock outstanding prior to the Effective Time of the Merger shall cease to have any rights with respect to such certificates.

         E. Surrender and Exchange of Certificates Representing TTI Common Stock of the Company. On or prior to the day of the Effective Time of the Merger, the shareholders of TTI shall surrender the certificate(s) for their shares of TTI Common Stock (the "TTI Certificates"), duly endorsed as requested by Palomar, to Palomar for cancellation. As soon as practicable after the Effective Time of the Merger, Palomar shall issue to the persons or entities in whose names the TTI Certificates shall have been registered the appropriate number of shares of Palomar Common Stock.

         F. Certain Effects of the Merger. The separate existence and the corporate organization of Sub shall cease at the Effective Time of the Merger except insofar as it may be continued by law, and thereupon Sub and TTI shall be a single corporation, hereinafter referred to as the "Surviving Corporation". At the Effective Time of the Merger, the Surviving Corporation shall have all the rights, privileges, immunities and powers and shall be subject to all the duties and liabilities of a corporation organized under chapter 1 of Title 10 of the Arizona General Corporation Law; and the Surviving Corporation shall thereupon and thereafter possess all the rights, privileges, immunities and franchises, of a public as well as of a private nature, of each of Sub and TTI; and all property, real, personal and mixed, and all debts due on whatever account, including subscriptions to shares, and all other choses in action, and all and every other interest of or belonging to or due to each of Sub and TTI, shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; and the title to any real estate, or any interest therein, vested in Sub or TTI shall not revert or be in any way impaired by reason of the Merger; and the Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each of Sub and TTI; and any claim existing or action or proceeding pending by or against Sub or TTI may be prosecuted as if such Merger had not taken place, or such Surviving Corporation may be substituted in its place. Neither the rights of creditors nor any liens upon the property of Sub or TTI shall be impaired by the Merger.

                                      -3-


         IN WITNESS WHEREOF, each of Palomar, Sub and TTI has caused this Plan of Merger to be executed as of the date first written above.


                                    PALOMAR MEDICAL TECHNOLOGIES, INC.



                                    By: /s/ Steve Georgiev
                                       --------------------------



                                    TTI ACQUISITION CORP.



                                    By: /s/ Steve Georgiev
                                       --------------------------


                                    TISSUE TECHNOLOGIES, INC.



                                    By: /s/ Mario Barton
                                       --------------------------